SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of June 29, 2001 (this "Second Amendment"), is entered into by and among HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation (the "Company"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("Bright") (each of the Company and Bright, individually a "Borrower" and collectively, the "Borrowers"), HORIZON PCS, INC., a Delaware corporation (the "Parent"), those Subsidiaries of the Parent listed on the signature pages hereto (together with the Parent, individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrowers, individually a "Credit Party" and collectively the "Credit Parties"), the lenders party hereto (the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, as Syndication Agent and Arranger (the "Syndication Agent"), and FORTIS CAPITAL CORP., as Documentation Agent (the "Documentation Agent").

                          W  I  T  N  E  S  S  E  T  H

     WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders are parties to that certain Credit Agreement dated as of September 26, 2000 (as previously amended and as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Credit Parties have requested certain amendments to the Credit Agreement; and

     WHEREAS, the Required Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

     1.1 DEFINITION OF APPLICABLE PERCENTAGE. The tables set forth in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:


STAGE  1  COVENANT  PERIOD


                                        LIBOR Rate
Alternate Base                          Margin for
Rate Margin for                      Revolving Loans
Revolving Loans    Alternate Base      and the Term       LIBOR Rate
and the Term      Rate Margin for   Loan A; Letter of   Margin for the
Loan A            the Term Loan B      Credit Fees        Term Loan B
----------------  ----------------  ------------------  ---------------

2.75%                        3.25%               3.75%            4.25%
----------------  ----------------  ------------------  ---------------


STAGE  2  COVENANT  PERIOD
--------------------------


                                                    LIBOR
                         Alternate                   Rate
                         Base Rate                  Margin
                           Margin                    for
                            for      Alternate    Revolving
                         Revolving   Base Rate    Loans and       LIBOR
                           Loans       Margin      the Term       Rate
                          and the     for the      Loan A;     Margin for
           Leverage         Term        Term      Letter of     the Term
Level       Ratio          Loan A      Loan B    Credit Fees     Loan B
-----  ----------------  ----------  ----------  ------------  -----------

I      Greater than or
       equal to
       10.0 to 1.0
                              2.50%       3.25%         3.50%        4.25%
       ----------------  ----------  ----------  ------------  -----------
II     Less than
       10.0 to 1.0
       but greater than
       or equal to
       8.0 to 1.0             2.25%       3.25%         3.25%        4.25%
       ----------------  ----------  ----------  ------------  -----------
III    Less than
       8.0 to 1.0
       but greater than
       or equal to
       7.0 to 1.0             2.00%       3.25%         3.00%        4.25%
       ----------------  ----------  ----------  ------------  -----------
IV     Less than
       7.0 to 1.0
       but greater than
       or equal to
       6.0 to 1.0             1.75%       3.25%         2.75%        4.25%
       ----------------  ----------  ----------  ------------  -----------
V      Less than
       6.0 to 1.0
       but greater than
       or equal to
       5.0 to 1.0             1.50%       3.25%         2.50%        4.25%
       ----------------  ----------  ----------  ------------  -----------
VI     Less than
       5.0 to 1.0
                              1.25%       3.25%         2.25%        4.25%
       ----------------  ----------  ----------  ------------  -----------

     1.2 STAGE 1 FINANCIAL COVENANTS. Section 8.1(d) and (e) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

SECTION  8.1     STAGE  1  COVENANTS.

     Until all of the Credit Party Obligations (other than inchoate indemnity Credit Party Obligations) have been paid and satisfied in full and the Credit Facilities have been terminated, unless consent has been obtained in the manner set forth in Section 12.11 hereof, during the Stage 1 Covenant Period the Credit Parties will not:

                                   ***********

          (d) EBITDA. As of the last day of each fiscal quarter occurring during the Stage 1 Covenant Period, (i) permit the Consolidated EBITDA gains for the Borrowers on a combined basis for such fiscal quarter to be less than the amount set forth below opposite such date or (ii) permit the Consolidated EBITDA losses for the Borrowers on a combined basis for such fiscal quarter to exceed the amount set forth below opposite such date, as applicable:




Fiscal Quarter Ended      Amount


September 30, 2000     ($13,000,000)
                      --------------
December 31, 2000      ($20,000,000)
                      --------------
March 31, 2001         ($13,250,000)
                      --------------
June 30, 2001          ($19,631,000)
                      --------------
September 30, 2001     ($25,135,000)
                      --------------
December 31, 2001      ($36,105,000)
                      --------------
March 31, 2002         ($14,031,000)
                      --------------
June 30, 2002          ($13,592,000)
                      --------------
September 30, 2002     ($15,656,000)
                      --------------
December 31, 2002      ($19,175,000)
                      --------------
March 31, 2003          ($3,223,000)
                      --------------
June 30, 2003           ($2,558,000)
                      --------------
September 30, 2003      ($3,423,000)
                      --------------
December 31, 2003       ($5,489,000)
                      --------------
March 31, 2004        $  11,064,000
--------------------  --------------



          (e) Minimum Total Revenues. As of the last day of each fiscal quarter occurring during the Stage 1 Covenant Period, permit Total Revenues to be equal or less than the amount set forth below opposite such date:




Fiscal Quarter Ended    Amount


September 30, 2000    $ 4,311,000
                      -----------
December 31, 2000     $ 6,416,000
                      -----------
March 31, 2001        $ 8,500,000
                      -----------
June 30, 2001         $12,900,000
                      -----------
September 30, 2001    $16,000,000
                      -----------
December 31, 2001     $20,300,000
                      -----------
March 31, 2002        $24,700,000
                      -----------
June 30, 2002         $27,000,000
                      -----------
September 30, 2002    $32,800,000
                      -----------
December 31, 2002     $37,200,000
                      -----------
March 31, 2003        $43,700,000
                      -----------
June 30, 2003         $46,700,000
                      -----------
September 30, 2003    $54,900,000
                      -----------
December 31, 2003     $61,400,000
                      -----------
March 31, 2004        $62,600,000
--------------------  -----------



                                  ************


                                    SECTION 2

                               CLOSING CONDITIONS

     2.1     CLOSING  CONDITIONS.

     This Second Amendment shall be effective as of the date first above written (the "Second Amendment Effective Date") at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

          (a) Second Amendment. Receipt by the Administrative Agent of a copy of this Second Amendment duly executed by each of the Credit Parties and the Required Lenders.

          (b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Second Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

          (c) Amendment Fee. Receipt by the Administrative Agent, on behalf of each Lender that executes this Second Amendment by 5:00 p.m. EDT on June 29, 2001, an amendment fee equal to 0.25% of the aggregate Commitments of each such Lender.


                                    SECTION 3

                                  MISCELLANEOUS

     3.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Second Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     3.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

          (b) This Second Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

          (d) The representations and warranties set forth in Article V of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     3.3 ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Second Amendment and agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

     3.4 CREDIT DOCUMENT. This Second Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

     3.5 ENTIRETY. This Second Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     3.6 COUNTERPARTS; TELECOPY. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Second Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     3.7 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     3.8 CONSENT TO JURISDICTION; SERVICE OF PROCESS; ARBITRATION. The jurisdiction, services of process and arbitration provisions set forth in Sections 12.5 and 12.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

                           [Signature Pages to Follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.


BORROWERS:   HORIZON PERSONAL COMMUNICATIONS,
             INC.


             By: /s/ William A. McKell
                 --------------------------------------
             Name: William A. McKell
                   ------------------------------------
             Title: President
                    -----------------------------------

             BRIGHT PERSONAL COMMUNICATIONS
             SERVICES, LLC


             By: /s/ William A. McKell
                 --------------------------------------
             Name: William A. McKell
                   ------------------------------------
             Title: President
                    -----------------------------------


GUARANTORS:  HORIZON PCS, INC.


             By: /s/ William A. McKell
                 --------------------------------------
             Name: William A. McKell
                   ------------------------------------
             Title: President
                    -----------------------------------






ADMINISTRATIVE AGENT/  FIRST UNION NATIONAL BANK,
LENDERS:               as Administrative Agent and as a Lender


             By: /s/ Katherine A. Harkness
                 --------------------------------------
             Name: Katherine A. Harkness
                   ------------------------------------
             Title: Vice President
                    -----------------------------------






LENDERS (CONTINUED):  WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,
                      as Syndication Agent and Arranger and as a Lender


                       By: /s/ Michael J. Wynne
                           --------------------------------------
                       Name: Michael J. Wynne
                             ------------------------------------
                       Title: Managing Director
                              -----------------------------------


                       By: /s/ Cyril Dervatoy
                           --------------------------------------
                       Name: Cyril Dervatoy
                             ------------------------------------
                       Title: Associate Director
                              -----------------------------------







LENDERS (CONTINUED):  FORTIS CAPITAL CORP.,
                      as Documentation Agent and as a Lender


                       By: /s/ Alan E. McLintock
                           --------------------------------------
                       Name: Alan E. McLintock
                             ------------------------------------
                       Title: Managing Director
                              -----------------------------------

                       By: /s/ Colm Kelly
                           --------------------------------------
                       Name: Colm Kelly
                             ------------------------------------
                       Title: Assistant Vice President
                              -----------------------------------





LENDERS (CONTINUED):  COBANK, ACB


                       By: /s/ Rick Freeman
                           --------------------------------------
                       Name: Rick Freeman
                             ------------------------------------
                       Title: Vice President
                              -----------------------------------




LENDERS (CONTINUED):  MOTOROLA CREDIT CORPORATION


                       By: /s/ Walter F. Keating, III
                           --------------------------------------
                       Name: Walter F. Keating, III
                             ------------------------------------
                       Title: Vice President
                              -----------------------------------






LENDERS (CONTINUED):  NATIONAL CITY BANK


                       By: /s/ Chris Kalmbach
                           --------------------------------------
                       Name: Chris Kalmbach
                             ------------------------------------
                       Title: Senior Vice President
                              -----------------------------------






LENDERS (CONTINUED):  BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                       By: /s/ Michael J. Wiskind
                           --------------------------------------
                       Name: Michael J. Wiskind
                             ------------------------------------
                       Title: Vice President
                              -----------------------------------





LENDERS (CONTINUED):  CIT LENDING SERVICES CORPORATION


                       By: /s/ Nicholas Defabrizie
                           --------------------------------------
                       Name: Nicholas Defabrizie
                             ------------------------------------
                       Title: V.P.
                              -----------------------------------






LENDERS (CONTINUED):  IBM CREDIT CORPORATION


                       By: /s/ Salvatore F. Grasso
                           --------------------------------------
                       Name: Salvatore F. Grasso
                             ------------------------------------
                       Title: Manager, Americas Commercial
                              Financing
                              -----------------------------------
